                                                                   Exhibit 10.19

                                 FIRST AMENDMENT

                                       TO

                                 LOAN AGREEMENT

                                      among

                       THE NEW YORK RESTAURANT GROUP, INC.

                                  as Borrower,

                                the GUARANTORS ,

                            that are a party hereto,

                                       and

                                FLEET BANK, N.A.

                                    as Lender

                            Dated as of June 8, 1999

                        FIRST AMENDMENT TO LOAN AGREEMENT

            FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of June 8, 1999, is entered into by and among THE NEW YORK RESTAURANT GROUP, INC., a Delaware corporation (the"Borrower"), The Manhattan Ocean Club Associates, L.L.C., a New York limited liability company, La Cite Associates, L.L.C., a Delaware limited liability company, Atlantic & Pacific Grill Associates, L.L.C., a New York limited liability company, Mrs. Parks Sub, LLC, a Delaware limited liability company, New York RGI Sub, LLC, a Delaware limited liability company, Restaurant Group Management Service, LLC, a New York limited liability company, S & W Chicago, LLC, a Delaware limited liability company, S & W of Miami, L.L.C., a Delaware limited liability company, MOC D.C., L.L.C., a Delaware limited liability company, S & W Las Vegas, L.L.C., a Delaware limited liability company, S & W New Orleans, L.L.C., a Delaware limited liability company, S & W D.C., L.L.C., a Delaware limited liability company, Manhattan Ocean Holdings, Inc., a Delaware corporation, Cite Holdings, Inc., a Delaware corporation, and Atlantic & Pacific Grill Holdings, Inc., a Delaware corporation, MPM Holdings, Inc., a Delaware corporation, NYRGI Holdings, Inc., a Delaware corporation, Restaurant Group Management Holdings, Inc., a New York corporation, S & W Chicago Holdings, Inc., a Delaware corporation, MOC D.C. Holdings, Inc., a Delaware corporation, S & W New Orleans Holdings, Inc., a Delaware corporation, and S & W D.C. Holdings, Inc., a Delaware corporation (each of the twenty-two
(22) foregoing entities is referred to herein as a "Guarantor and collectively as the "Guarantors") and FLEET BANK, N.A., a national banking association organized under the laws of the United States (the "Lender").

                              W I T N E S S E T H:

            WHEREAS, the Borrower entered into a senior secured revolving credit facility for up to an aggregate principal amount not to exceed the lower of $15,000,000 or 75% of the Appraised Value of the Mortgaged Property (the "Original Commitment") with the Lender pursuant to a Loan Agreement dated as of September 1, 1998, between the Borrower and the Lender (the "Agreement"); (all capitalized terms used herein and not defined herein shall have the meanings ascribed respectively thereto in the Agreement);

            WHEREAS, pursuant to Borrower's request, Lender has agreed to temporarily increase the Original Commitment to $16,500,000 and modify the Agreement and the other Loan Documents, as more particularly hereinafter provided.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement and the other Loan Documents are hereby modified as follows:

            1. Commitment. The term "Commitment", as defined in Section 2.1 of the Agreement, is hereby amended to mean $16,500,000. Upon execution of this Amendment, Borrower shall execute and deliver to Lender an Amended and Restated Note, in substantially the form annexed hereto as Exhibit A, evidencing the increase in the Commitment.

            2. Prepayments. Section 2.9 (b) of the Loan Agreement is amended by adding a Section (iii) to read as follows:

            "Borrower shall make a mandatory prepayment in an amount equal to no less than $1,500,000 upon the closing of any subordinated indebtedness. Borrower acknowledges that any subordinated indebtedness must be on terms and conditions satisfactory to the Lender.

            3. Reduction in Commitment. After a mandatory prepayment as described in this Section 2, or any other repayment that reduces the outstanding principal amount to $ 15,000,000, the Commitment will be reduced to $15,000,000.

            4. Fees. (a) In consideration of the Lenders agreeing to enter into this Amendment, and granting the waivers set forth in paragraph 7 below, the Borrower hereby agrees to pay to Lender a Loan Fee of $50,000 on the date hereof (the "Closing Date"). In the event the Borrower has not reduced the outstanding principal amount to less than or equal to $15,000,000 on or before 45 days from the execution of this Amendment, Borrower shall pay an Additional Loan Fee of $50,000. Borrower further agrees that such Additional Loan Fee shall be increased by $15,000 if the Borrower's audited financial statements for the year ending December 31, 1998 are not received by Lender on or before July 1, 1999.

                  (b) The Borrower agrees that as a condition to the agreement of Lender to increase the Original Commitment, Borrower shall pay in full upon the execution of this Amendment, all outstanding unpaid fees, costs and expenses of Lender and its counsel as well as all fees, costs and expenses incurred by Lender in connection with the preparation and execution of this Amendment. Lender's counsel fees are set forth on Exhibit 4(b).

            5. Effect of Amendment. All references in the Loan Documents to the "Loan Agreement" shall be deemed to refer to the Agreement as modified pursuant to the terms hereof. All references in any one of the Loan Documents to any of the other Loan Documents shall be deemed to refer to such other Loan Documents as modified pursuant to the terms hereof. In the event of any inconsistency or conflict between the terms and provisions of any of the Loan Documents and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and be binding, it being the agreement and intent of the Borrower, Guarantors and the Lender that the terms and provisions contained or referred to in the Loan Documents shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Amendment.

            6. Consent of Borrower and Guarantor. By execution of this Amendment, Borrower and Guarantors hereby expressly consent to the modification and amendments relating to the Loan Agreement as set forth herein, and Guarantors and Borrower hereby acknowledge, represent and agree that the Guaranty, the Revolving Note, the Security Agreement and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors and Borrowers, enforceable against such Person in accordance with its terms, that the Guaranty, the Revolving Note, the Security Agreement and the other Loan Documents extend to and apply to the Loan Agreement as modified and amended, and that the execution and deliver of this Amendment does not constitute and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors' or Borrowers' obligations under the Guaranty, the Revolving Note, the Security Agreement or other Loan Documents.

            7. Borrower's Representations, Warranties and Covenants. Borrower and Guarantors hereby certify that the following statements are true on the date hereof:

            (a) No Default or Event of Default has occurred and is continuing;

            (b) All representations and warranties contained in the Agreement and the other Loan Documents, before and after giving effect to this Amendment, are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof.

            (c) Except with respect to compliance with Sections 5.3 and 6.1, the Borrower, before and after giving effect to this Amendment is in compliance in all material respects with all covenants in Sections 5, 6 and 7 of the Loan Agreement and all other covenants and agreements contained in the Agreement and the other Loan Documents;

            (d) There has been no material adverse change in the financial condition or business of the Borrower and Guarantors;

            (e) Except as expressly modified hereby, the Agreement and other Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects; and

            (f) The Borrower has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Agreement and/or other Loan Documents as hereby modified.

            8. Limited Waiver. The Lender hereby waives the failure of Borrower to comply with the covenants set forth in Sections 5.3 and 6.1 of the Agreement through and until July 29, 1999. Notwithstanding the foregoing, Lender reserves the right, and Borrower acknowledges that Lender has reserved the right to reevaluate the compliance by Borrower with the covenants set forth in Section 7 upon receipt of the Borrower's audited 1998 financial statements. Except as specifically set forth in this paragraph 7, Lender has not waived any covenant of Borrower or any Guarantor contained in any of the Loan Documents.

            9. Execution in Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            10. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

            11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                            THE NEW YORK RESTAURANT, INC.,
                                a Delaware corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            THE MANHATTAN OCEAN CLUB
                              ASSOCIATES, L.L.C., a New York limited
                              liability company

                            By: The New York Restaurant Group, Inc.,
                               its Manager


                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            LA CITE ASSOCIATES, L.L.C.,
                             a Delaware limited liability company

                            By: The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President

                            ATLANTIC & PACIFIC GRILL
                              ASSOCIATES, L.L.C., a New York
                              limited liability company

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            MRS. PARKS SUB, LLC, a Delaware
                              limited liability company

                            By: The New York Restaurant Group,
                                 Inc., its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            NEW YORK RGI SUB, LLC., a Delaware
                              limited liability company

                            By: The New York Restaurant Group, Inc.,
                               its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            RESTAURANT GROUP MANAGEMENT
                              SERVICE, LLC, a New York,
                              limited liability company

                            By: The New York Restaurant Group,
                              Inc., its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President

                            S & W Chicago, L.L.C., a Delaware
                              limited liability company

                            By:The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            S & W OF MIAMI, L.L.C., a Delaware
                              limited liability company

                            By: The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            MOC D.C., L.L.C., a Delaware
                              limited liability company

                            By: The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President

                            S & W LAS VEGAS, LLC, a Delaware
                              limited liability company

                            By: The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            S & W NEW ORLEANS, LLC, a Delaware
                              limited liability company

                            By: The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            S & W D.C., LLC, a Delaware
                              limited liability company

                            By: The New York Restaurant Group, Inc.,
                              its Manager

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            MANHATTAN OCEAN HOLDINGS, INC., a Delaware
                              corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President

                            CITE HOLDINGS, INC.,
                              a Delaware Corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            ATLANTIC & PACIFIC GRILL HOLDINGS, INC.,
                              a Delaware Corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            MPM HOLDINGS, INC.,
                              a Delaware corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            NYRGI HOLDINGS, INC.,
                              a Delaware corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            RESTAURANT GROUP MANAGEMENT
                              HOLDINGS, INC., a New York corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President

                            S & W CHICAGO HOLDINGS, INC.,
                              a Delaware corporation,

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            MOC D.C. HOLDINGS, INC.,
                              a Delaware corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            S & W NEW ORLEANS HOLDINGS, INC.,
                              a Delaware corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            S & W D.C. HOLDINGS, INC., a Delaware
                              corporation

                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President


                            FLEET BANK, N.A.

                            By:
                                ------------------------------------------
                                Name:
                                Title: Vice President

                    AMENDED AND RESTATED REVOLVING LOAN NOTE

$16,500,000.00
New York, New York

                                                                    June 8, 1999

                  THE NEW YORK RESTAURANT GROUP, INC., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of FLEET BANK, N.A. (the "Bank") on July 31, 1999, at the office of the Bank specified in Section 9.1 of the Loan Agreement, dated as of September 1, 1998, as amended by the First Amendment to the Loan Agreement dated as of the date hereof, among the Borrower, the Guarantors and the Bank, as amended from time to time (as so amended, the "Agreement"; terms defined in the Agreement shall have their defined meanings when used in this Note), in lawful money of the United States of America and in immediately available funds, the principal amount of SIXTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($16,500,000.00) or, if less than such principal amount, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Agreement. The Borrower further promises to pay interest in like money on the unpaid principal balance of this Note from time to time outstanding at (i) the Adjusted Prime Rate, or (ii) subject to availability and at the Borrower's request, the Adjusted LIBOR Rate. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable in arrears commencing on the first day of the first month following any Loan made by the Bank to the Borrower pursuant to Section 2.1 of the Agreement, and on the first day of each and every month thereafter, as more particularly set forth in, and subject to the terms and conditions of, the Agreement. All Loans made by the Bank pursuant to Section
2.1 of the Agreement and all payments of the principal thereon may be endorsed by the holder of this Note on the schedule annexed hereto, to which the holder may add additional pages. The aggregate net unpaid amount of Loans set forth in such schedule shall be presumed to be the principal balance hereof. After the stated or any accelerated maturity hereof, and after the occurrence of any Event of Default, this Note shall bear interest at the Post Default Rate, and in the event that any amount payable hereunder or in connection herewith remains unpaid for a period of 10 days after its due date, the Borrower shall also be subject to a late charge of two percent (2%) of the amount not paid when due, all as more particularly set forth in Section 2.10(e) of the Agreement, and all of such interest and late charges shall be payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law.

            This Note is the Revolving Loan Note referred to in the Agreement, and is entitled to the benefits thereof and may be prepaid, and is required to be prepaid, in whole or in part (subject to the indemnity provided in the Agreement), as provided therein.

            Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable, in each case as provided in the Agreement. This Note is secured by the Mortgages, the collateral described in the Security Agreement and by the Subsidiaries' Guaranty.

            The Borrower, for itself and its legal representatives, successors and assigns, and all endorsers, guarantors or any others who may at any time become liable for payment hereunder, hereby (i) consents to any and all extensions of time, renewals, waivers, or modifications or substitutions or releases of security that may be granted or consented to by the Bank or the holder hereof with regard to the time of payment hereunder, the security held for payment hereunder, or any other provision hereof, and (ii) waives presentment, demand, protest and notice of protest, notice of dishonor, notice of non-payment, notice of maturity, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption of insolvency laws, and all other notices applicable hereto, and agrees to pay, to the extent permitted by law, all fees, costs and expenses incurred by or on behalf of the Bank or the holder hereof in the collection hereof, including legal costs and reasonable attorneys' fees and expenses.

            This Note has been issued pursuant to the terms of the Agreement, and is subject to all of the terms and conditions thereof.

            This Note shall be construed in accordance with and governed by the laws of the State of New York. The Borrower consents to the jurisdiction of the courts of the State of New York in any action brought to enforce any rights of the Bank or any holder under this Note, and the Borrower waives the right of trial by jury and the right to interpose any setoff or counterclaim of any kind or description with respect to any such action.

            IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                            THE NEW YORK RESTAURANT
                            GROUP, INC.


                            By: /s/ Mark K. Levine
                                ------------------------------------------
                                Name: Mark K. Levine
                                Title: Executive Vice President

              SCHEDULE TO AMENDED AND RESTATED REVOLVING LOAN NOTE
                               DATED JUNE 8, 1999
                                       BY
                       THE NEW YORK RESTAURANT GROUP, INC.
                                       TO
                                FLEET BANK, N.A.

                 Advances and Payments of Principal and Interact

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                             Amount of
             Amount of       Principal         Amount of     Unpaid Principal       Notation
Date          Advance     Paid or Prepaid    Interest Paid   Balance of Advances    Made By
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

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

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

            On the 11 day of June, 1999, before me personally came Mark K. Levine, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President of The New York Restaurant Group, Inc., the corporation described in, and which executed, the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.



                                        /s/ Ruth Ann Finn
                                        -----------------
                                          Notary Public

                                  RUTH ANN FINN
                        Notary Public, State of New York
                                 No. O1Fl5059904
                           Qualified in Queens County
                         Commission Expires May 6, 2000